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PECO ENERGY [LOGO]                                              Unicom [LOGO]




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PECO ENERGY [LOGO]                                              Unicom [LOGO]


              The Creation of a Preeminent National Energy Company


                               September 24, 1999


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                                  Safe Harbor

This presentation contains certain forward-looking statements within the meaning of the safe-harbor provisions of the Securities Exchange Act of 1934; these forward-looking statements are subject to various risks and uncertainties. The factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed herein may include factors that are beyond the companies' ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and the actions of the Federal and State regulators. Other factors include, but are not limited to, actions in the financial markets, weather conditions, economic conditions in the two companies' service territories, fluctuations in energy-related commodity prices, conversion activity, other marketing efforts and other uncertainties. Other risk factors are detailed from time to time in the two companies' SEC reports. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, September 24, 1999. The companies do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.

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PECO ENERGY [LOGO]                                              Unicom [LOGO]

                             Corbin A. McNeill, Jr.
                          Chairman, CEO and President
                              PECO Energy Company

                                  John W. Rowe
                          Chairman, CEO and President
                               Unicom Corporation

                                Michael J. Egan
                  Chief Financial Officer; PECO Energy Company
                           Chief Intergration Officer


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PECO ENERGY [LOGO]                                              Unicom [LOGO]

                                     Agenda
* Strategic Overview
* The New Company
* Growth Opportunities of Merger
* Terms of the Deal
* Financial Benefits
* Vision for Future



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PECO ENERGY [LOGO]                                              Unicom [LOGO]


                               Our Shared Vision
Common Ground

* Pursuing bold strategies that capitalize on competitive growth opportunities

* Thriving in early deregulated environments

* Building shareholder value for the long term

* Repurchasing stock

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PECO ENERGY [LOGO]                                              Unicom [LOGO]


                               Our Shared Vision
Common Goals

* Accelerating and enhancing our competitive growth strategy

* Adding to near-term earnings

* Achieving a higher earnings growth rate

* Re-deploying capital with a focus on increased returns



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PECO ENERGY [LOGO]                                              Unicom [LOGO]

                            Delivering On Our Goals

Transaction is immediately accretive

9 -10% expected annual growth in EPS

$1.5B in capital returned to shareholders immediately


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PECO ENERGY [LOGO]                                              Unicom [LOGO]

                            A Compelling Combination
                  Creates a preeminent national energy company

* National Generation / Marketing Portfolio

* Largest Nuclear Generation Fleet with 21 plants

                Achieves a multi-regional distribution platform

* Largest retail electric utility customer base

* Positioned for further regional consolidation

               Financial scale and resources to execute strategy

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                        A Strategic Fit
      Distribution                           Generation
         Focus                                  Focus

      Unicom [LOGO]                       PECO ENERGY [LOGO]

WITH...                                   WITH...
9,400 MW CAPACITY                         1.5 MILLION CUSTOMERS


                               Two Complementary
                                   Strategies

                              ONE POWERFUL COMPANY
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                           Creating a Growth Platform

[GRAPHIC OMITTED - Slide contains a graphic image depicting the Continental United States and contains the following data.]

Unicom [LOGO]

GWh Sales:     100,000
MWs:           9,400
Customers:     3.5 MM
Revenues:      $7.2 B
Market Cap:    $8.1 B



PECO ENERGY [LOGO]

GWh Sales:     74,000
MWs:           13,100
Customers:     1.5 MM
Revenues:      $5.2 B
Market Cap:    $7.1 B



Combined Company

GWh Sales:     174,000
MWs:           22,500
Customers:     5.0 MM
Revenues:      $12.4 B
Market Cap:    $15.2 B


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PECO ENERGY [LOGO]                                              Unicom [LOGO]

                              The Generation Story
                   Accelerating our national growth strategy

* Focus on nuclear operational excellence

* Leverage best practices and operating capabilities

* Capture synergies in operations and supply management

* Continue disciplined acquisition program

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                                     Top 20
                            U.S. Electric Generators

[GRAPHIC OMITTED - BAR CHART]
  Generation Company                           Generation Capacity in GWs

AEP/CSR                                                      38.6
Southern Company                                             37.9
Entergy                                                      23.2
Combined New Company                                         22.5
FPL Group                                                    21.6
Texas Utilities                                              21.1
Duke Energy                                                  20.8
NSP/NCE                                                      19.8
Dominion Resources                                           19.4
Edison International                                         18.3
Reliant Energy                                               17.4
PECO Energy                                                  13.1
FirstEnergy                                                  11.8
Ameren                                                       11.4
Cinergy                                                      11.2
PSE&G                                                        11.1
DTE Energy                                                   10.3
Carolina Power & Light                                       10.0
Unicom                                                       9.4
CMS Energy                                                   9.0
Allegheny                                                    8.1


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PECO ENERGY [LOGO]                                              Unicom [LOGO]

                          Asset-Based Power Marketing

   Extend scale and scope of proven wholesale marketing and trading strategy

* Exploit physical reach of combined portfolio

* Broaden portfolio of custom products

* Enhance position as preferred counter-party

* Balance portfolio through contract positions


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PECO ENERGY [LOGO]                                              Unicom [LOGO]

                                  Distribution

                   Distribution network serving 5MM customers

* Committed to reliability and customer satisfaction

* Sharing of best practices and systems

* Capture synergies

Grow through strategic acquisitions

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                              Top 20 U.S. Electric
                             Distribution Companies

[GRAPHIC OMITTED - BAR CHART]



 Distribution Companies                        Distribution Customers (000's)

New Company                                                  4948
AEP/CSR                                                      4680
PG&E                                                         4600
Edison International                                         4270
Southern Company                                             3794
FPL Group                                                    3700
Unicom                                                       3455
Consolidated Edison                                          3305
NSP/NCE                                                      3059
Entergy                                                      2500
Texas Utilities                                              2500
FirstEnergy                                                  2167
DTE Energy                                                   2068
Duke Energy                                                  2000
Dominion Resources                                           2000
PSE&G                                                        1900
CMS Energy                                                   1640
Reliant Energy                                               1600
PECO Energy                                                  1493
Ameren                                                       1479
Allegheny Energy                                             1418


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PECO ENERGY [LOGO]                                              Unicom [LOGO]

                          Related Growth Opportunities

Broad and complementary portfolios

Flexibility to respond to market opportunities

Portfolio focus
     * Infrastructure services
     * Energy solutions
     * Telecommunications

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PECO ENERGY [LOGO]                                              Unicom [LOGO]

                               Terms of the Deal
Merger of Equals
Stock for stock exchange ratio

     * 1:1 for PECO Energy
     * 0.95:1 for Unicom

Purchase accounting
     * Annual Goodwill ~ $70MM

$1.69 anticipated annual dividend
$1.5B Dual Cash Election

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PECO ENERGY [LOGO]                                              Unicom [LOGO]

                               Dual Cash Election
                                                   PECO                Unicom
Pre-Closing shares outstanding (est.)             182.4MM             191.3MM
Cash Election
     $750MM to PECO Shares                        (16.7MM)
     $750MM to Unicom Shares                                          (17.5MM)
                                                 ---------           ---------
Shares Remaining                                  165.7MM             173.8MM
Share Exchange
     1:1 PECO Shares                              165.7MM
     0.95:1 Unicom Shares                                             165.1MM

Total Shares Outstanding                                    330.8MM

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PECO ENERGY [LOGO]                                              Unicom [LOGO]

                                  Cost Savings


[GRAPHIC OMITTED - PIE CHART]

Labor                                        50%

Corporate & Administrative Programs          35%

Fuel & Purchasing                            15%


Annual savings

* $100MM year one
* Over $180MM year three

60% Regulated
40% Unregulated

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PECO ENERGY [LOGO]                                              Unicom [LOGO]

                              Revenue Enhancements

Power Marketing

     * Enhanced margins on integrated portfolio
     * Improved transmission efficiency

Non-regulated growth opportunities

     * Leverage infrastructure services over broader customer base
     * Capitalize on telecom (fiber) opportunities
     * Energy Solutions: cross-selling opportunities

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PECO ENERGY [LOGO]                                              Unicom [LOGO]

                             Game Plan for Approval

No significant regulatory hurdles

     * NRC
     * SEC: '35 Act Registration
     * FERC
     * IL Commerce Commission
     * PA Public Utility Commission

Timing

     * Target closing: ~12 months

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PECO ENERGY [LOGO]                                              Unicom [LOGO]

                           Transition to Competition

                                             PECO                Unicom
Restructuring plans finalized                  X                   X
Stranded cost recovery                         X                   X
Securitization in-place                        X                   X
Retail choice timetable                        X                   X


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PECO ENERGY [LOGO]                                              Unicom [LOGO]

                            Management & Governance
                                   Structure

8 board members from each company

McNeill and Rowe will be Co-CEO's through 12/31/03

McNeill: Chairman for first 18 months

* Responsibilities: generation and marketing

Rowe: Chairman after 18 months

* Responsibilities: transmission, distribution and unregulated growth ventures


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PECO ENERGY [LOGO]                                              Unicom [LOGO]

                               Financial Benefits

Accretive to both companies in first year

Positioned for 9 -10% long-term EPS growth

Dividend provides flexibility to execute growth strategy

Balance sheet supports solid credit ratings


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PECO ENERGY [LOGO]                                              Unicom [LOGO]

                             Vision for the Future

                       Scale, scope and resources enable:

     * Growth of generation portfolio

     * Top-quartile distribution performance - safe, reliable and efficient

     * Expansion of related growth businesses

9-10% annual growth in earnings per share



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PECO ENERGY [LOGO]                                              Unicom [LOGO]


                                     Q & A

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PECO ENERGY [LOGO]                                              Unicom [LOGO]